UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2022

Shenandoah Telecommunications Company
(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

(540) 984-4141
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2022, the Board of Directors (the “Board”) of Shenandoah Telecommunications Company (the “Company”) amended and restated the Bylaws of the Company (as amended and restated, the “Bylaws”), effective as of April 19, 2022, to decrease the size of the Board from nine to eight members as set forth in Article II, Section 2 of the Bylaws.

A copy of the Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference herein. The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws filed as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2022 Annual Meeting of Shareholders was held on April 19, 2022. At the annual meeting, the following proposals were submitted to a vote of the Company’s shareholders:

Proposal 1 – Election of Directors

The following Director nominees were elected. Both individuals elected as a Director will serve a three (3) year term expiring at the annual meeting of shareholders in 2025.

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Victor C. Barnes	31,275,618	315,372	67,741	6,912,205
Christopher E. French	30,414,080	1,210,896	33,755	6,912,205

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was approved with 38,048,469 votes in favor, 380,228 votes against, and 142,239 abstentions.

Proposal 3 – Non-Binding Vote on Named Executive Officers Compensation

The proposal to approve, on a non-binding basis, the compensation of the Company’s Named Executive Officers as described in the proxy statement was approved with 30,900,516 votes in favor, 635,468 votes against, 122,747 abstentions and 6,912,205 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	3.1	Amended and Restated Bylaws of Shenandoah Telecommunications Company, effective April 19, 2022

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
(Registrant)

Date: April 22, 2022	/s/ Derek C. Rieger
Derek C. Rieger
Vice President – Legal and General Counsel
(Duly Authorized Officer)